SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2001
                         -------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                     0-21995                           06-1419064
        --------                     -------                           ----------
(State of Incorporation)      (Commission File No.)       (IRS Employer Identification Number)




               15 Riverside Avenue
              Westport, Connecticut                             06880-4214
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    (Address of Principal Executive Office)                     (Zip Code)



                                 (203) 291-3300
              (Registrant's Telephone Number, Including Area Code)

Item 5. First Aviation Services Inc. Closes on the Acquisition of Superior's Regional Distribution Centers


                  On August 14, 2001 First Aviation Services Inc. issued a press release announcing that its subsidiary, Aerospace Products International Inc., closed on the previously announced acquisition of five regional distribution centers from Superior Air Parts, Inc. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

                  (c)   Exhibits

                  99.2 Press release dated August 14, 2001 announcing the acquisition of the regional distribution centers and worldwide distribution agreement from Superior Air Parts, Inc.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST AVIATION SERVICES INC.



Date:    August 15, 2001            By:     /s/ John A. Marsalisi
                                            ---------------------

                                    Name:    John A. Marsalisi
                                    Title:   Secretary, Vice President &
                                             Chief Financial Officer
                                             (Principal Finance and
                                             Accounting Officer)